EXHIBIT 24





                                POWER OF ATTORNEY

                                   (Form S-8)


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS/AETNA PROPERTY CASUALTY CORP., a Delaware corporation ("the Company"), does hereby constitute and appoint Jay S. Fishman, William P. Hannon and James
M. Michener, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of up to four million (4,000,000) shares of the Company's Class A common stock, par value $.01 per share (the "Common Stock"), to be offered by the Company pursuant to the Travelers/Aetna Property Casualty Corp. Capital Accumulation Plan (the "Plan"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 or another appropriate form in respect of the registration of such Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.



IN WITNESS WHEREOF, the undersigned has signed these presents this 19th day of June, 1996.


/s/ Kenneth J. Bialkin
______________________________________
(Signature)

                                                                EXHIBIT 24


                                POWER OF ATTORNEY

                                   (Form S-8)


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS/AETNA PROPERTY CASUALTY CORP., a Delaware corporation ("the Company"), does hereby constitute and appoint Jay S. Fishman, William P. Hannon and James
M. Michener, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of up to four million (4,000,000) shares of the Company's Class A common stock, par value $.01 per share (the "Common Stock"), to be offered by the Company pursuant to the Travelers/Aetna Property Casualty Corp. Capital Accumulation Plan (the "Plan"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 or another appropriate form in respect of the registration of such Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.



IN WITNESS WHEREOF, the undersigned has signed these presents this 18th day of June, 1996.



/s/  John J. Byrne
______________________________________
(Signature)

                                                                 EXHIBIT 24


                                POWER OF ATTORNEY

                                   (Form S-8)


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS/AETNA PROPERTY CASUALTY CORP., a Delaware corporation ("the Company"), does hereby constitute and appoint Jay S. Fishman, William P. Hannon and James
M. Michener, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of up to four million (4,000,000) shares of the Company's Class A common stock, par value $.01 per share (the "Common Stock"), to be offered by the Company pursuant to the Travelers/Aetna Property Casualty Corp. Capital Accumulation Plan (the "Plan"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 or another appropriate form in respect of the registration of such Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.



IN WITNESS WHEREOF, the undersigned has signed these presents this 21st day of June, 1996.




/s/ James Dimon
______________________________________
(Signature)

                                                                  EXHIBIT 24


                                POWER OF ATTORNEY

                                   (Form S-8)


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS/AETNA PROPERTY CASUALTY CORP., a Delaware corporation ("the Company"), does hereby constitute and appoint Jay S. Fishman, William P. Hannon and James
M. Michener, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of up to four million (4,000,000) shares of the Company's Class A common stock, par value $.01 per share (the "Common Stock"), to be offered by the Company pursuant to the Travelers/Aetna Property Casualty Corp. Capital Accumulation Plan (the "Plan"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 or another appropriate form in respect of the registration of such Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.



IN WITNESS WHEREOF, the undersigned has signed these presents this 20th day of June, 1996.


/s/  Dudley C. Mecum
______________________________________
(Signature)

                                                                  EXHIBIT 24



                                POWER OF ATTORNEY

                                   (Form S-8)


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS/AETNA PROPERTY CASUALTY CORP., a Delaware corporation ("the Company"), does hereby constitute and appoint Jay S. Fishman, William P. Hannon and James
M. Michener, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of up to four million (4,000,000) shares of the Company's Class A common stock, par value $.01 per share (the "Common Stock"), to be offered by the Company pursuant to the Travelers/Aetna Property Casualty Corp. Capital Accumulation Plan (the "Plan"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 or another appropriate form in respect of the registration of such Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.



IN WITNESS WHEREOF, the undersigned has signed these presents this 24 day of June, 1996.


/s/ Roberto G. Mendoza
______________________________________
(Signature)

                                                                    EXHIBIT 24


                                POWER OF ATTORNEY

                                   (Form S-8)


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS/AETNA PROPERTY CASUALTY CORP., a Delaware corporation ("the Company"), does hereby constitute and appoint Jay S. Fishman, William P. Hannon and James
M. Michener, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of up to four million (4,000,000) shares of the Company's Class A common stock, par value $.01 per share (the "Common Stock"), to be offered by the Company pursuant to the Travelers/Aetna Property Casualty Corp. Capital Accumulation Plan (the "Plan"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 or another appropriate form in respect of the registration of such Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.



IN WITNESS WHEREOF, the undersigned has signed these presents this 24th day of June, 1996.


/s/ Frank J. Tasco
______________________________________
(Signature)

                                                                  EXHIBIT 24

                                POWER OF ATTORNEY

                                   (Form S-8)


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS/AETNA PROPERTY CASUALTY CORP., a Delaware corporation ("the Company"), does hereby constitute and appoint Jay S. Fishman, William P. Hannon and James
M. Michener, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of up to four million (4,000,000) shares of the Company's Class A common stock, par value $.01 per share (the "Common Stock"), to be offered by the Company pursuant to the Travelers/Aetna Property Casualty Corp. Capital Accumulation Plan (the "Plan"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 or another appropriate form in respect of the registration of such Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.



IN WITNESS WHEREOF, the undersigned has signed these presents this 21st day of June, 1996.


/s/ Arthur Zankel
______________________________________
(Signature)